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                                                                    EXHIBIT 10.1

                         FOURTH AMENDMENT AND CONSENT TO
                                CREDIT AGREEMENT

                  FOURTH AMENDMENT AND CONSENT, dated as of September 12, 2003 (this "Amendment"), to the Credit Agreement referred to below among ATARI, INC., successor in interest by merger to INFOGRAMES, INC., a Delaware corporation ("Borrower"), the other parties signatory thereto as Credit Parties, the Lenders party thereto (the "Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as a Lender, and as agent for the Lenders (in such capacity, "Agent").

                               W I T N E S S E T H

                  WHEREAS, Borrower and Agent are parties to that certain Credit Agreement, dated as of November 12, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, Borrower and Agent have agreed to amend the Credit Agreement, and to consent to certain transactions described herein, all in the manner, and on the terms and conditions, provided for herein;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  2. Consent. As of the Fourth Amendment Effective Date (as hereinafter defined), Agent and Lenders hereby consent to the transactions contemplated by that certain draft term sheet dated August 7, 2003 and attached hereto as Exhibit A (the "Term Sheet"), pursuant to which (a) Parent agrees to the satisfaction of all Parent Subordinated Debt owed to Parent by Borrower and outstanding as of the date of the Public Offering (as hereinafter defined) in exchange for certain amounts of Borrower's common Stock and Borrower's transfer of certain intercompany loans owed to it by the Parent's Subsidiaries (the "Debt Satisfaction") and (b) Borrower agrees to include certain shares of its common Stock that are owned by Parent in an underwritten public offering (the "Public Offering"; together with the Debt Satisfaction and the other transactions contemplated by the Term Sheet, the "Offering Transactions"), and Agent and Lenders acknowledge that no defaults arising directly out of the Offering Transactions shall occur under Sections 1.3(b)(ii), 1.3(b)(iii), 6.3(b), 6.4, 6.8, 6.14 or 6.18(b) of the Credit Agreement, provided that all such Offering Transactions are consummated on the terms set forth in the Term Sheet.

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                  3. Consent and Acknowledgment under Parent Subordination
Agreement. Agent, Lenders and the Credit Parties hereby acknowledge and agree that (i) notwithstanding the Parent Subordination Agreement, no default or breach shall occur under Section 3.1 thereof as a result of the Debt Satisfaction, (ii) following the Offering Transactions, the Parent Subordination Agreement shall continue to govern any remaining or future Parent Subordinated Debt and (iii) no future Parent Subordinated Debt shall be considered Subordinated Secured Notes or Subordinated Convertible Notes (as such terms are defined under the Parent Subordination Agreement).

                  4. Amendment to Section 6.3 of the Credit Agreement. As of the Fourth Amendment Effective Date, clause (iii) of Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "(iii) Parent Subordinated Debt, (excluding, after the completion of the Offering Transactions, the Parent Subordinated Debt identified in paragraphs 1, 2, 3, 4 and 5 of Disclosure Schedule (3.24)."

                  5. Amendment to Section 6.7 of the Credit Agreement. As of the Fourth Amendment Effective Date, clause (d) of Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "(d) at any time prior to the completion of the Offering Transactions, the Parent Second Lien."

                  6. Amendment to Annex A of the Credit Agreement. As of the Fourth Amendment Effective Date, Annex A of the Credit Agreement is hereby amended by:

                  (a) amending and restating clause (d) of the definition of "Change of Control" to read as follows:

         "(d) (i) at any time prior to the completion of the Offering Transactions, Holdings ceases to own and control at least seventy-five percent (75%) of the economic and voting rights associated with all of the outstanding capital Stock of Borrower; or (ii) following the completion of the Offering Transactions, Holdings ceases to own and control at least sixty-five percent (65%) of the economic and voting rights associated with all of the outstanding capital Stock of Borrower;"; and

                  (b) inserting the following new definitions to read as follows:

         ""Fourth Amendment" means the Fourth Amendment and Consent to this Agreement, dated as of September 12, 2003.

         "Fourth Amendment Effective Date" has the meaning assigned to it in the Fourth Amendment.

         "Offering Transactions" has the meaning assigned to it in the Fourth Amendment."

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                  7. Representations and Warranties. To induce Agent to enter into this Amendment, each Credit Party hereby represents and warrants that:

                  (a) The execution, delivery and performance of this Amendment and the performance of the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement") by Borrower and the other Credit Parties: (i) are within their respective organizational powers; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower or any Credit Party is a party or by which Borrower or any Credit Party or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of Borrower or any Credit Party other than those in favor of Agent pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person.

                  (b) This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

                  (c) Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (d) No Default or Event of Default has occurred and is continuing both before and after giving effect to this Amendment.

                  (e) No action, claim or proceeding is now pending or, to the knowledge of Borrower and the other Credit Parties, threatened against Borrower or the other Credit Parties, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's or the other Credit Parties' right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document or any action taken under this Amendment, the Amended Credit Agreement or any other Loan Document or
         (ii) which, if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. To the knowledge of Borrower and

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         each Credit Party, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

                  (f) The representations and warranties of Borrower and the other Credit Parties contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the date hereof and the Fourth Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of each such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

                  8. Ratification of Credit Agreement; Remedies.

                  (a) Except as expressly provided for, and on the terms and conditions set forth, herein, the Credit Agreement and the other Loan Documents shall continue to be in full force and effect in accordance with their respective terms and shall be unmodified. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document by the Agent or the Lenders with respect to any right or remedy which the Agent or the Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which the Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof. The Credit Agreement and all other Loan Documents are hereby in all respects ratified and confirmed.

                  (b) This Amendment shall constitute a Loan Document. The breach by any Credit Party of any representation, warranty, covenant or agreement in this Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents.

                  9. Outstanding Indebtedness; Waiver of Claims. Each of Borrower and the other Credit Parties hereby acknowledges and agrees that as of September 12, 2003 the aggregate outstanding principal amount of the Revolving Credit Loan is $5,846,000 and such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrower and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees) and disbursements and other costs of investigation or defense, including those incurred upon any appeal of any kind or character, known or unknown, which Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or any Lender which relates, directly or indirectly, to any acts or omissions of Agent or such Lender or any other Indemnified Person on or prior to the Fourth Amendment Effective Date.

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                  10. Expenses. Each of Borrower and the other Credit Parties hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

                  11. Effectiveness. This Amendment shall become effective only upon satisfaction in full in the judgment of the Agent of each of the following conditions on or prior to December 31, 2003( the date such conditions are satisfied by, the "Fourth Amendment Effective Date"):

                           (a) Amendment. Agent shall have received on or prior to September 8, 2003 three (3) original copies of this Amendment duly executed and delivered by Agent, Lenders and Borrower and acknowledged and agreed to by each of the Guarantors and Reflections.

                           (b) Board Resolutions. Agent shall have received a certificate of the Secretary or Assistant Secretary of Borrower certifying as to the resolutions adopted by the Board of Directors of Borrower approving this amendment and the Offering Transactions.

                           (c)      Offering Transactions. The Offering
         Transactions shall be completed no later than December 31, 2003.

                           (d) Aggregate Offering Price. The aggregate offering price of the Public Offering shall be no less than $115,000,000.

                           (e) Release of Parent Subordinated Debt. All documentation relating to the Subordinated Secured Notes and the Subordinated Convertible Notes (as such terms are defined in the Parent Subordination Agreement) is terminated (and Borrower shall have no further right to incur additional Indebtedness thereunder) and all Liens held by Parent securing the Subordinated Secured Notes are released and terminated, in each case, on terms and pursuant to documentation satisfactory to Agent.

                           (f) Proceeds of Public Offering. Borrower has received aggregate proceeds from the Public Offering (less all legal fees, underwriting expenses and other related costs) in an amount not less than $35,000,000.

                           (g)      Certificate. Agent has received a
         certificate from Borrower and Parent making certain representations relating to the Offering Transactions as Agent shall require.

                           (h) License Agreement. Agent shall have received of a copy of an amendment to that certain Trademark License Agreement dated as of May 1, 2003 between Borrower and Interactive, on the terms as set forth in the Term

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         Sheet and otherwise as satisfactory to Agent, certified as true, complete and correct by an authorized officer of Borrower.

                           (i) Indebtedness. After giving effect to the Offering Transactions, none of the Credit Parties shall have any outstanding Indebtedness to Parent except the Indebtedness owed by Interactive to Parent (1) referred to in paragraph 1(a) of the Term Sheet, and (2) the loan referred to in paragraph 6 of Disclosure Schedule (3.24) to the Credit Agreement in an amount not exceeding $47,900,000.

                           (j) Acknowledgment. Agent shall have received an acknowledgment from each of Parent and Holdings confirming the matters set forth in clauses (ii) and (iii) of Section 3 hereof and Section 11(e) and (f) hereof.

                           (k)      Representations and Warranties. All
         representations and warranties contained in this Amendment shall be true and correct on and as of the date hereof and the Fourth Amendment Effective Date.

                  12. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK

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OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY
CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

                  13. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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                           IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be duly executed and delivered as of the day and year first above written.

                                          ATARI, INC.

                                          By: /s/ Denis Guyennot
                                              ----------------------------------
                                          Name: Guyennot, Denis
                                          Title: President & COO

                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Agent and Lender

                                          By: /s/ Christopher Cox
                                              ----------------------------------
                                          Name: Christopher Cox
                                          Its: Duly Authorized Signatory

                       [SIGNATURES CONTINUED ON NEXT PAGE]

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The undersigned Credit Parties hereby (i) acknowledge, agree and consent to the amendment to the Credit Agreement effected by this Amendment and (ii) other than with respect to Reflections Interactive Limited, confirm and agree that their obligations under the Guaranty shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

ACKNOWLEDGED, CONSENTED and AGREED to as of the date first written above.

ATARI INTERACTIVE, INC.

By: /s/ Lisa Rothblum
    --------------------------------------
Name: Lisa Rothblum
Title: Asst. Sec.

PARADIGM ENTERTAINMENT, INC.

By: /s/ Lisa Rothblum
    --------------------------------------
Name: Lisa Rothblum
Title: Asst. Sec.

REFLECTIONS INTERACTIVE LIMITED

By: /s/ Harry Rubin
    --------------------------------------
Name: Harry Rubin
Title: Director

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